                                                                    EXHIBIT 10.7

                                                                  EXECUTION COPY

                      REVOLVING CREDIT ASSIGNMENT OF LEASES

1. Pursuant to the Revolving Credit Agreement (the "Credit Agreement") and the Security Agreement (the "Security Agreement") both dated as of the date hereof, by and among LEASECOMM CORPORATION, a Massachusetts corporation and TIMEPAYMENT CORP. LLC, a Delaware limited liability company, both having an office at 10-M Commerce Way, Woburn, Massachusetts 01801 (together, the "Borrower"), the Lenders under (and as defined in) the Credit Agreement and THE CIT GROUP/COMMERCIAL SERVICES, INC., having its head office at 1211 Avenue of the Americas, New York, New York 10036, as agent for the Lenders (in such capacity, the "Agent"), and to secure the due payment and performance of all Obligations, including, without limitation, the strict performance and observance by the Borrower of all representations, warranties, covenants and conditions of this Agreement, the Revolving Credit Notes and the other Loan Documents, and any and all amendments thereto and replacements thereof, the Borrower hereby assigns, pledges, hypothecates, transfers and sets over to the Agent for the benefit of the Lenders and grants to the Agent and its successors and assigns for the benefit of the Lenders, for the Agent's and the Lenders' and their respective successors' and assigns' own proper use and benefit, a duly perfected first priority Encumbrance upon all the right, title and interest of the Borrower under, in and to all presently existing and hereafter acquired lease rental schedules, master leases relating to such lease rental schedules, leases, rental contracts, service contracts, agreements for use, sales contracts and chattel paper (including, without limitation, all Leases, Eligible Installment Sales Contracts, Eligible Interest Rate Contracts and Eligible Installment Finance Contracts), and any and all renewals, extensions, modifications and substitutions thereof (collectively, the "Contracts"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement and the Security Agreement.

2. As further security for the Obligations, the Borrower hereby assigns, pledges, hypothecates, transfers and sets over to the Agent for the benefit of the Lenders all Contract Payments, all Encumbrances granted by any lessee, buyer or owner of any Equipment covered by any Contract, and any additional collateral received from any lessee, buyer or owner under any Contract (collectively, together with the Contracts and the Contract Payments, the "Contract Collateral").

3. The Borrower shall remain liable under each of the Contracts to perform all the obligations to be performed by it thereunder, all in accordance with and pursuant to the terms and provisions of such Contracts, and the Agent and the Lenders shall have no obligation or liability under any of the Contracts by reason of or arising out of this Assignment nor shall the Agent or the Lenders be required or obligated in any manner to perform or fulfill any of the obligations of the Borrower under or pursuant to any of the Contracts, or to make any payment, or to make any inquiry as to the nature or the amounts which may have been assigned to it or to which it may be entitled at any time or times.

4. The obligations of the Borrower under the Contracts may be performed by the Agent or its nominee, but only at the option of the Agent, without releasing the Borrower therefrom and without providing for or resulting in any assumption of liability thereunder. The Agent will provide the Borrower with written notice if the Agent decides to perform any obligations of the Borrower under any of the Contracts.

5. The Borrower does hereby constitute and appoint the Agent, its successors and assigns, as the Borrower's true and lawful attorney-in-fact, with full power of substitution, in the name of the Borrower or otherwise, to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of any of the Contracts and the Contract Collateral, including, without limitation, the Contract Payments, or any guarantee thereof or sublease permitted thereunder, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Agent may deem to be necessary or advisable. This power of attorney, being coupled with an interest, shall be irrevocable until the payment in full of the Obligations and expiration of the Commitments.

6. The Borrower agrees that at any time and from time to time, upon the written request of the Agent and at the expense of the Borrower, the Borrower will promptly deliver to the Agent all executed original counterparts of each Lease and duly execute and deliver any and all such further instruments and documents and take such further action as the Agent may reasonably deem desirable in obtaining the full benefits of this Assignment and of the rights and powers herein granted. In the event the Iron Mountain Agreement (or such other replacement agreement acceptable to the Agent) is no longer in effect, or after an Event of Default, thereafter at the Agent's option exercisable from time to time all Leases shall require each Lease to bear a legend approved by Agent indicating such Lease is assigned to Agent.

7. At the request of Agent, the Borrower shall deposit any and all security deposits and any other cash reserves it receives with respect to the Contracts in an account maintained with the Agent.

8. In any suit, proceeding or action brought by the Agent under any of the Contracts or Contract Collateral, any, guarantee thereof or sublease permitted thereunder, for any installment of, or interest on, any rental or other sum owing thereunder, including, without limitation, any Payment, or to enforce any provisions of such Lease, any guarantee thereof or sublease permitted thereunder, the Borrower will save, indemnify and keep the Agent and the Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction of liability whatsoever of the lessee under such Lease or with respect to such Contract Collateral, or any guarantor or sublessee thereunder or its successors, arising out of a breach by the Borrower of any obligation under such Lease or Contract Collateral or any sublease permitted thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such lessee or any such guarantor or sublessee or its successors from the Borrower, and all such obligations of the Borrower shall be and remain enforceable against and only against the Borrower.

9. The Borrower hereby represents and warrants that (a) it is the sole owner of the Contract Collateral, (b) there are no Encumbrances against any of the Contract Collateral, (c) the Contracts satisfy the requirements with respect thereto set forth in the definition of "Eligible Leases", "Eligible Installment Sales Contract", "Eligible Installment Finance Contract" or "Eligible Interest Rate Contract", as applicable, contained in Section 1.1 to the Credit Agreement,
(d) any Equipment which is the subject of any Lease included in the Contracts has been delivered to and accepted by the appropriate lessee, (e) there have been no prepayments or any sums under any of the Contracts, and (f) to its knowledge, no default exists under any of the Contracts.

10. Except as provided in the following paragraph, this Assignment shall create a continuing collateral assignment of and security interest in the Contract Collateral and shall remain in full force and effect until payment in full of the Obligations and the expiration of the Commitments of the Lenders under the Credit Agreement. Upon full payment of the Loans and the Revolving Credit Notes and satisfaction in full of the Obligations and termination of the Lenders' Commitments, this Agreement shall terminate and be of no further force or effect. The Agent shall promptly execute and deliver to the Borrower, at the Borrower's expense, such assignments and reassignments, as the Borrower shall reasonably require in order to terminate the collateral assignments of the Contract Collateral granted to the Agent, in each case with the Agent's sole representation and warranty that the Contract Collateral is being reconveyed free and clear of any Encumbrance created by or as a result of any act of the Agent.

11. This Assignment shall be binding upon the Borrower and its successors, and shall inure to the benefit of the Agent and the Lenders, including their respective successors and assigns.

12. Each reference to the "Assignment" or words of like import in any Assignment of Leases delivered under or pursuant to the Credit Agreement, this Assignment or the Security Agreement shall mean and be a reference to this Assignment as the same may be amended, amended and restated, supplemented or modified from time to time.

      This Assignment shall be governed by and construed and enforced in accordance with the laws of the State of New York without reference to its principles of conflict of laws.

       [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK - SIGNATURES APPEAR ON
                                FOLLOWING PAGE.]

      IN WITNESS WHEREOF, the Borrower has caused this Assignment to be executed as of this 29th day of September, 2004.

                                            LEASECOMM CORPORATION

                                            By:/s/ Richard F. Latour
                                               ---------------------------------
                                                   Richard F. Latour
                                                   Executive Vice President

                                            TIMEPAYMENT CORP. LLC

                                            By:/s/ Richard F. Latour
                                               ---------------------------------
                                                    Richard F. Latour, President

AGREED:

THE CIT GROUP/COMMERCIAL
     SERVICES, INC., as Agent

By:/s/ Daniel B. Ciotti
   --------------------------------------
       Daniel B. Ciotti, President